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Contact: Peter Kojalo

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Leading Fund Manager Challenges Charities to Try Innovative Funding Approach – The Davlin Philanthropic Fund

Chuck Royce offers $5,000 to each of ten non-profits for participating

WAYLAND, MA (November 20, 2013) -- Charles M. Royce has issued an invitation to 10 non-profits to try an innovative new fundraising vehicle.  Mr. Royce will make a $5,000.00 donation to each of these charities if three of their executives and/or board members choose to participate in the benefits of The Davlin Philanthropic Fund by making an investment.   Bay Cove Human Services, Boston Harbor Island Alliance, and Earthwatch are among the ten charities to step up to this unprecedented challenge which comes as The Davlin Philanthropic Fund, a first of its kind in the mutual fund industry, celebrates its fifth year anniversary. The fund is the first SEC-registered, open-ended, no load mutual fund that designates a significant portion of its advisory fees as donations to its investors’ favorite charities.

“The Davlin Fund is paving the way for a new approach to charitable giving by offering investors a way to get returns and give back at the same time. It’s a win-win approach”, said Chuck Royce, who was an early investor in the fund. “The Davlin Philanthropic Fund is effective because people don’t have to make a choice between saving for retirement and giving to charity.  With the Davlin Philanthropic Fund, the more you invest for your future, the more you donate.”  Mr. Royce is President of the Royce Funds and President of the Royce Family Fund.

“The Royce challenge offers an exciting way for us to demonstrate the benefits of the fund for both investors and the charities they care about”, said Bill Davlin, Founder of The Davlin Philanthropic Fund. “We are starting with ten charities that have accepted the challenge to qualify for a $5,000 donation in addition to annual contributions from The Davlin Philanthropic Fund, and hope to expand this challenge to other charities in the future”.

For the benefitting non-profit organizations, the fund offers a new revenue channel. According to Philip Griffiths, President of Boston Harbor Island Alliance, “By investing in the Davlin Philanthropic Fund, our donors can take the fees they would be paying to a fund manager for IRAs or other mutual fund accounts and redirect them to support our work improving the Boston Harbor Islands National Park. Since all gifts receive matching funds, even small investors can generate meaningful donations. We are also considering the fund for our own 403(b) plan with the hope that an employee benefit that costs us money could  actually generate funds to support our work.  It’s an innovative and effective approach to sustainable giving, and we are delighted to be taking part in this challenge.”

Organizations currently participating in the Royce Challenge:

Bay Cove Human Services: a provider of services to individuals and families who face the challenges associated with developmental disabilities, aging, mental illness and drug and alcohol addiction.  Bay Cove serves 20,000 people each year at its 160 program locations in greater Boston and Southeastern Massachusetts.

Boston Harbor Island Alliance: supports one of the nation’s newest national parks featuring 34 islands, 1,600 acres and 35 miles of undeveloped ocean shorelines - all within 10 miles of downtown Boston, MA.

The Catalogue For Philanthropy: complete, systematic, analytical, collaborative, Directory to the philanthropic charities of Massachusetts.

The Declaration Initiative: works at the national level to inspire a movement to motivate leaders and communities across America to come together to invest in ensuring that even the poorest have access to the promises of life, liberty, and the pursuit of happiness.

Earthwatch Institute: engaging in research and education to promote the understanding and action necessary for a sustainable environment.

Hands Together for Haiti: building free schools in Haiti’s largest and poorest slums.

National Marine Life Center: rehabilitates and releases stranded marine mammals and sea turtles in order to advance science and education in marine wildlife health and conservation.

Parmenter Community Health Care:  an independent provider of home health, hospice, and community services in the Boston metro west area.

The Tanzanian Children's Fund: provides support for the Rift Valley Children's Village and other community based programs that improve the lives of the marginalized children of Tanzania.

 WNRN: a listener supported, independent, public radio station serving central and western Virginia, including Charlottesville, Waynesboro, Lovingston, Lynchburg, Lexington, Richmond, Harrisonburg, and Staunton.

Creating a World of Philanthropists

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to make charitable contributions from their advisory fees while maintaining control and ownership of their investment.  The Davlin Fund charges 1.50% in fees, and donates one-third (or 0.50%) of the fee and 100% of fund manager’s profits to charities with guidance from fund investors.  In addition, all giving benefit from a donation matching program.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin-8.

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing.  The Fund's total expense ratio, as provided in the Fund prospectus dated July 18, 2013, was 1.54%.

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